SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: January 14, 2004

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                                  YAHOO! INC..
             (Exact name of registrant as specified in its charter)

                                     0-28018
                            (Commission File Number)

              DELAWARE                                77-0398689

   (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)


                                 701 FIRST AVE.
                           SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices, with zip code)

                                 (408) 349-3300
              (Registrant's telephone number, including area code)








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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1       Press release dated January 14, 2004 by Yahoo! Inc.

Item 12. Results of Operations and Financial Condition

     This Report on Form 8-K is being filed under the Securities Exchange Act of 1934, as amended.

     On January 14, 2004, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced its financial results for the fiscal quarter and year ended December 31, 2003 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached as
Exhibit 99.1 hereto and incorporated by reference herein.

     The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as
amended, indicating that certain statements about the Company's business and other matters contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included, among other sections, under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, which are on file with the Securities and Exchange Commission ("SEC") and available at the Securities and Exchange Commission's website (http://www.sec.gov), and will also be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission in the first quarter of 2004.

     The press release also discloses certain financial measures, such as revenues excluding traffic acquisition costs ("TAC"), operating income before depreciation and amortization and free cash flow, that are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. We believe these financial measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of our core operating results. We believe these financial measures are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

     The Company believes that the non-GAAP financial measures revenues excluding TAC, operating income before depreciation and amortization and free cash flow are helpful, when presented in conjunction with the comparable GAAP measures of gross profit, income from operations, and cash flow from operating activities.

     Revenues excluding TAC is defined as gross profit before other cost of revenues. We believe this performance measure is useful to management and investors as it is more comparable to our historical profitability, as traffic acquisition costs paid to affiliates of Overture Services, Inc., ("Overture"), which the Company acquired on October 7, 2003, are a significant percentage of revenues generated from Overture's sponsored search services. A limitation of revenues excluding TAC is that other cost of revenues are excluded and therefore does not represent the actual gross profit for the period.

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     Operating income before  depreciation and amortization is defined as income
(loss) from operations before depreciation and amortization. We consider operating income before depreciation and amortization to be an important indicator of the operational strength of the Company. This measure eliminates the effects of depreciation and amortization from period to period, which we believe is useful to management and investors in evaluating the operating performance of the Company as depreciation and amortization costs are not directly attributable to the underlying performance of the Company's business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company's businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures.

     In our business outlook, we define operating income before depreciation and amortization as income (loss) from operations before depreciation, amortization of intangible assets and amortization of stock compensation expense. In our business outlook, this measure now also eliminates the effect of amortization of stock compensation expense from period to period as this expense is also not directly attributable to the underlying performance of the Company's business operations. As a result, a further limitation associated with this measure is that it does not include all expenses related to our workforce. Management compensates for this limitation by providing supplemental information about stock compensation expense on the face of our consolidated statements of operations.

     Free cash flow is defined as cash flow from operating activities less capital expenditures and change in long-term deferred revenue, and includes Overture receivable settled through acquisition. Change in long-term deferred revenue represents cash payments received in advance of revenue recognized. Overture receivable settled through acquisition represents a Yahoo! accounts receivable balance from Overture that was settled as part of the acquisition. Free cash flow is considered a liquidity measure and provides useful information to management and investors about the amount of cash generated after the acquisition of property and equipment, change in long-term deferred revenue, and Overture receivable settled through acquisition, which can then be used for strategic opportunities including, among others, investing in the Company's business, making strategic acquisitions, strengthening the balance sheet and repurchasing stock. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period.

     In addition, management refers to these financial measures to facilitate internal and external comparisons to the Company's historical operating results, in making operating decisions, for budget planning purposes, and to form the basis upon which management is compensated. These measures should be considered in addition to, not as a substitute for, or superior to, gross profit, income from operations, cash flow from operating activities, or other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP measures included in our press release have been reconciled to the most directly comparable GAAP measure as is required under SEC rules regarding the use of non-GAAP financial measures.

     As used herein, "GAAP" refers to accounting principles generally accepted in the United States.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  YAHOO! INC.


Date: January 14, 2004               By: /s/ Susan Decker
                                         ---------------------------------------
                                     Susan Decker
                                     Executive Vice President, Finance and
                                     Administration, and Chief Financial Officer



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                                   YAHOO! INC.

                                INDEX TO EXHIBITS


Exhibit Number                       Description
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     99.1                            Press Release dated January 14, 2004.